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                                                                  EXHIBIT (j)(1)

                               CONSENT OF COUNSEL
                               ------------------


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 36 to the Registration Statement (Nos. 33-11905 and 811-5010) of The Huntington Funds on Form N-1A under the Securities Act of 1933, as amended.


                                  /s/ Ropes & Gray

                                  Ropes & Gray


Washington, D.C.
February 28, 2001